SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
April 14, 2004

W. P. CAREY & CO. LLC
(Exact name of registrant as specified in its charter)

DELAWARE	001-13779	13-3912578
(State of Organization)	(Commission File No.)	(IRS Employer Identification Number)

50 Rockefeller Plaza, 2nd Floor New York, NY 10020 (Address of principal executive offices) (212) 492-1100 (Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits

(C) Exhibits

              The following exhibit is furnished as part of this Current Report on Form 8-K:

Exhibit Index

Exhibit No.	Exhibit

99.1	Slide Presentation

Item 9. Regulation FD Disclosure

On April 14, 2004, Gordon DuGan, President and co-Chief Executive Officer of the Registrant, delivered a webcast presentation regarding the Registrant at the 14th Annual Investing in the REIT Industry Conference of the New York Society of Security Analysts. Attached as an exhibit to this report are the slides accompanying the presentation. This information and the related exhibit are being furnished to the Securities and Exchange Commission pursuant to Regulation FD and is not a “filing” under the Securities Exchange Act of 1934, as amended.

SIGNATURES

              Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

W. P. CAREY & CO. LLC By: /s/ Gordon F. DuGan —————————————— Godon F. DuGan

Date: April 14, 2004